SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

CAPITAL TITLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	87-0399785
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

14648 N. Scottsdale Road, Suite 125	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 624-4200

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	News release issued by the Registrant on April 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2004, the Registrant released its financial results for its first quarter ended March 31, 2004. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

By:	/s/ Mark C. Walker	Dated: May 3, 2004
Mark C. Walker
Vice President, Chief Financial Officer, Secretary and Treasurer

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